Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Charles E. Adair
Charles E. Adair, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ David L. Boren
David L. Boren, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.

/s/ M. Jane Buchan
M. Jane Buchan, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Robert W. Ingram
Robert W. Ingram, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer and Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Mark S. McAndrew
Mark S. McAndrew, Chairman and Chief Executive Officer
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Lloyd W. Newton
Lloyd W. Newton, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Sam R. Perry

Sam R. Perry, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Darren M. Rebelez
Darren M. Rebelez, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacities indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Lamar C. Smith
Lamar C. Smith, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Paul J. Zucconi
Paul J. Zucconi, Director
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Gary L. Coleman
Gary L. Coleman, Executive Vice President and Chief Financial Officer
Date: February 22, 2012

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2011. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Danny H. Almond
Danny H. Almond, Vice President and Chief Accounting Officer
Date: February 22, 2012